SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 19, 2003

Date of Report (Date of earliest event reported)

Proxim Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30993	52-2198231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

935 Stewart Drive
Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 731-2700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 5. Other Events

     As previously announced, on October 21, 2003, Proxim Corporation (the “Company” or the “Registrant”) entered into an Amended and Restated Securities Purchase Agreement (the “Amended Agreement”) with Warburg Pincus Private Equity VIII, Broadview Capital Partners L.P., Broadview Capital Partners Qualified Purchaser Fund L.P. and Broadview Capital Partners Affiliates Fund LLC (collectively, the “Investors”). Pursuant to the Amended Agreement, on October 21, 2003, the Investors cancelled outstanding secured exchangeable promissory notes issued in July 2003 and the Company issued to the Investors amended and restated secured subordinated exchangeable promissory notes (the “Outstanding Notes”) with an aggregate principal amount equal to $30 million. The Investors also agreed to make available to the Company an additional $10 million, issuable in exchange for senior secured exchangeable promissory notes (the “New Notes”), at the Company’s election (the “Call Right”). The Company agreed, subject to approval of its stockholders, to issue to the Investors warrants to acquire an aggregate of 18 million shares of common stock having an exercise price equal to $1.46 per share and warrants to purchase an aggregate of 6 million shares of common stock having an exercise price equal to $1.53 per share (collectively, the “Warrants”).

     At a special meeting of stockholders held on December 12, 2003, the Company’s stockholders approved the Company’s ability to issue to the Investors: (i) shares of the Company’s Series B preferred stock upon exercise of each Investor’s right to exchange the Outstanding Notes, plus accrued but unpaid interest, as well as upon each Investor’s exercise of the right to exchange any New Notes that the Company may issue to the Investors, plus accrued but unpaid interest; and (ii) the Warrants. Following the receipt of stockholder approval, the Company issued the Warrants to the Investors on December 12, 2003 and filed the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock with the Secretary of State of the State of Delaware on December 15, 2003.

     In accordance with the terms of the Amended Agreement, the Company exercised the Call Right and on December 19, 2003, the Company issued the New Notes to the Investors in exchange for an additional investment of $10 million, with each Investor investing the amount set forth on Exhibit A to the Amended Agreement, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2003 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1*	Amended and Restated Securities Purchase Agreement, dated as of October 21, 2003, by and among Proxim Corporation, Warburg Pincus Private Equity VIII, L.P., Broadview Capital Partners L.P., Broadview Capital Partners Qualified Purchaser Fund L.P. and Broadview Capital Partners Affiliates Fund LLC.

*Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION (Registrant)

Dated: December 22, 2003	By:	/s/ David L. Thompson

Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.1*	Amended and Restated Securities Purchase Agreement, dated as of October 21, 2003, by and among Proxim Corporation, Warburg Pincus Private Equity VIII, L.P., Broadview Capital Partners L.P., Broadview Capital Partners Qualified Purchaser Fund L.P. and Broadview Capital Partners Affiliates Fund LLC.

*Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2003.